UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                              FORM 8


                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 31 March 2004


                                NEW MEDIA, INC.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                      120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)




Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant's Certifying Accountant

The Company engaged SF Partnership LLP, as the Company's independent accountants to replace Grassano Accounting. This action was ratified by the Company's board of directors.

a) During the Company's employment of Grassano Accounting the Company has had no disagreements with its former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of the Company.

b) Grassano Accounting advised the Company's CEO that they were existing the SEC Practiced business.

c) The Company requested that Grassano Accounting furnish it with a letter stating whether it agreed with the above statements and, if not, the respect in which it does not agree. A copy of such letter, dated October 11, 2003 is filed as Exhibit 10.24 to the Form 8-KA filed on 31 March 2004.

d) Engagement of New Independent Accountant.
SF Partnership LLP has been engaged by the Company as its new independent accountant to audit the Company's financial statements and assist in accounting reviews and controls.



Item 5. Other Events

None


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None

Index to Exhibits

Exhibit          Description
- - -------        -----------

None


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEW MEDIA, INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  31 March 2004                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer